UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 20, 2017
Date of Report (Date of earliest event reported)

GlobalSCAPE, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-33601	74-2785449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Lockhill Selma Road, Suite 150 San Antonio, Texas 78249 (210) 308-8267
(Address of principal executive offices and Registrant’s telephone number, including area code)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.
(a) On November 20, 2017, the Chairman of the Audit Committee of the Board of Directors (the “Audit Committee”) of GlobalSCAPE, Inc. (“GlobalSCAPE” or the “Company”) was orally informed by RSM US LLP (“RSM”) that RSM was withdrawing from its engagement by the Audit Committee to reissue its audit report on the consolidated financial statements of the Company and its subsidiaries as of and for the year ended December 31, 2016 (the “2016 Financial Statements”).   On November 21, 2017, RSM delivered a withdrawal letter to the Chairman of the Audit Committee.  In its withdrawal letter, RSM stated that (x) as of November 21, 2017, it had not completed the audit procedures necessary to reissue its report on the  2016 Financial Statements and (y) based on the information the Audit Committee provided from its investigation, RSM had concluded that, in its professional judgment, it could no longer rely on management’s representations, which the Company has concluded is a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.
 The audit report originally issued by  RSM on the 2016 Financial Statements, when previously filed, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.  However, as previously disclosed in a Current Report filed by the Company with the Securities and Exchange Commission (“SEC”) on August 7, 2017 (the “August 8-K”), the  2016 Financial Statements, including the auditor’s report on the  2016 Financial Statements, should no longer be relied upon in light of the pending restatement. In connection with the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2016 and through the date of RSM’s dismissal on March 31, 2017, there were: (i) no disagreements between the Company and RSM on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of RSM, would have caused RSM to make reference to the subject matter of the disagreement in their report on the Company’s financial statements for such year, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K. During the period from August 15, 2017, when RSM was re-engaged to reissue its audit report on the restated consolidated financial statements for the year ended December 31, 2016 until November 21, 2017, there were: (i) no disagreements between the Company and RSM on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of RSM, would have caused RSM to make reference to the subject matter of the disagreement in their report on the Company’s financial statements for such year, and (ii) except as set forth above in this Current Report on Form 8-K, no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.
The Company has provided RSM a copy of the disclosures in this Form 8-K and requested that RSM furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not RSM agrees with the Company’s statements in this Item 4.01(a).  A copy of RSM’s letter will be filed as an amendment to this report within two business days of receipt by the Company.

The Audit Committee has commenced the process to select a successor independent registered public accounting firm to audit the restated financial statements for the year ended December 31, 2016.  The Company will disclose its engagement of a successor firm once the process has been completed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GLOBALSCAPE, INC.
By:	/s/ James W. Albrecht, Jr.
James W. Albrecht, Jr. Chief Financial Officer
Dated:	November 24, 2017